American Century ETF Trust Statement of Additional Information Supplement Avantis® Total Equity Markets ETF
Supplement dated January 24, 2026 ■ Statement of Additional Information dated January 1, 2026

The following replaces the information for Avantis Total Equity Markets ETF in the Shares Per Creation Unit table in the Creation and Redemption of Creation Units section on pages 36-37:

Fund	Shares Per Creation Unit
Avantis Total Equity Markets ETF	30,000

The following replaces the information for Avantis Credit ETF in the Costs Associated with Creation Transactions table in the Creation and Redemption of Creation Units section on page 40:

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
Avantis Total Equity Markets ETF	$500	3%
1 As a percentage of the NAV per Creation Unit.

The following replaces the information for Avantis Credit ETF in the Costs Associated with Redemption Transactions table in the Creation and Redemption of Creation Units section on page 42:

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
Avantis Total Equity Markets ETF	$500	2%
1 As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.

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